lyondellbasell.com
Jim Gallogly, Chief Executive Officer
Karyn Ovelmen, Chief Financial Officer
Sergey Vasnetsov, SVP – Strategic Planning and Transactions
Doug Pike, VP – Investor Relations
Third-Quarter 2014 Earnings
Exhibit  99.2

lyondellbasell.com
Cautionary Statement

The statements in this presentation relating to matters that are not historical facts are forward-looking statements. These forward-looking statements are based upon assumptions of management which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual results could differ materially based on factors including, but not limited to, the business cyclicality of the chemical, polymers and refining industries; the availability, cost and price volatility of raw materials and utilities, particularly the cost of oil, natural gas, and associated natural gas liquids; competitive product and pricing pressures; labor conditions; our ability to attract and retain key personnel; operating interruptions (including leaks, explosions, fires, weather-related incidents, mechanical failure, unscheduled downtime, supplier disruptions, labor shortages, strikes, work stoppages or other labor difficulties, transportation interruptions, spills and releases and other environmental risks); the supply/demand balances for our and our joint ventures’ products, and the related effects of industry production capacities and operating rates; our ability to achieve expected cost savings and other synergies; our ability to successfully execute projects and growth strategies; legal and environmental proceedings; tax rulings and changes in laws, regulations or treaties, consequences or proceedings; technological developments, and our ability to develop new products and process technologies; potential governmental regulatory actions; political unrest and terrorist acts; risks and uncertainties posed by international operations, including foreign currency fluctuations; and our ability to comply with debt covenants and service our debt.  Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2013, which can be found at
www.lyondellbasell.com on the Investor Relations page and on the Securities and Exchange Commission’s website at
www.sec.gov.
The illustrative results or returns of growth projects are not in any way intended to be, nor should they be taken as, indicators or guarantees of performance. The assumptions on which they are based are not projections and do not necessarily represent the
Company’s expectations and future performance. You should not rely on illustrated results or returns or these assumptions as being indicative of our future results or returns.
This presentation contains time sensitive information that is accurate only as of the date hereof.  Information contained in this presentation is unaudited and is subject to change.  We undertake no obligation to update the information presented herein except as required by law.

lyondellbasell.com
Information Related to Financial Measures

We have included EBITDA in this presentation, which is a non-GAAP measure, as we believe that
EBITDA is a measure commonly used by investors. However, EBITDA, as presented herein, may not be comparable to a similarly titled measure reported by other companies due to differences in the way the measure is calculated. We calculate EBITDA as income from continuing operations plus interest expense (net), provision for (benefit from) income taxes, and depreciation & amortization. EBITDA should not be considered an alternative to profit or operating profit for any period as an indicator of our performance, or as an alternative to operating cash flows as a measure of our liquidity. See Table 8 of our accompanying earnings release for reconciliations of EBITDA to net income and income from continuing operations.
While we also believe that free cash flow (FCF) and book capital are measures commonly used by investors, free cash flow and book capital, as presented herein, may not be comparable to similarly titled measures reported by other companies due to differences in the way the measures are calculated. For purposes of this presentation, free cash flow means net cash provided by operating activities minus capital expenditures and book capital means total debt plus stockholders’ equity plus minority interests.

Highlights

EBITDA
LTM EBITDA – $7,187 million LTM EPS – $8.49 per share
($ in millions)
Income from Continuing Operations
500
1,000
1,500
2,000
$2,500
3Q'13 4Q'13 1Q'14 2Q'14 3Q'14
300
600
900
1,200
$1,500
3Q'13 4Q'13 1Q'14 2Q'14 3Q'14
($ in millions, except per share data)
3Q'14 2Q'14 3Q'13
EBITDA
$2,035 $1,941 $1,531
Income from Continuing Operations
$1,260 $1,173 $854
Diluted Earnings ($ / share) from Continuing Operations
$2.46 $2.22 $1.51
lyondellbasell.com

lyondellbasell.com
LyondellBasell Safety Performance

1) Includes employees and contractors.
Safety - Injuries per 200,000 Hours Worked
(1)
0.0
0.1
0.2
0.3
0.4
0.5
2009 2010 2011 2012 2013 2014 Q3
YTD

lyondellbasell.com
Third Quarter 2014 and Last Twelve Months (LTM)
Segment EBITDA
6
LTM Sept. 2014 EBITDA
$7,187 million
LTM Sept. 2014 Operating Income
$5,923 million
Q3’14 EBITDA
$2,035 million
Q3’14 Operating Income
$1,706 million
($ in millions) ($ in millions)
LTM September 2014 EBITDA Third Quarter 2014 EBITDA
300
600
900
$1,200
Olefins &
Polyolefins -
Americas
Olefins &
Polyolefins -
EAI
Intermediates
& Derivatives
Refining Technology
1,000
2,000
3,000
$4,000
Olefins &
Polyolefins -
Americas
Olefins &
Polyolefins -
EAI
Intermediates
& Derivatives
Refining Technology

$3,529
$2,929
0
2,000
4,000
6,000
8,000
10,000
$12,000
Q3 2014
Beginning
Balance
CF from
Operations
excl.
Working
Capital
Working
Capital
Changes
Capex Dividends &
Share
Repurchases
Net Debt
Borrowings
Other Q3 2014
Ending
Balance
$4,414
$2,929
0
2,000
4,000
6,000
8,000
10,000
$12,000
Q4 2013
Beginning
Balance
CF from
Operations
excl.
Working
Capital
Working
Capital
Changes
Capex Dividends &
Share
Repurchases
Net Debt
Borrowings
Other Q3 2014
Ending
Balance
Cash Flow
7
1) Beginning and ending cash balances include cash and short-term securities; 2) Includes  accounts receivable, inventories and accounts payable; 3) Includes capital and maintenance turnaround spending.
($ in millions)
Q3 2014 LTM September 2014
(3) (2)
(1)
(2) (1) (3) (1)
(1)
~ $6.7 billion in dividends and share repurchases in the LTM September 2014
lyondellbasell.com

Strong Cash Generation,
Share Repurchases & Dividends

Cash From Operations Dividends & Share Repurchases
($ in millions)
($ in millions)
~ 12 million shares repurchased during
Q3’2014 and ~ 73 million shares
repurchased as of Sept. 30, 2014
Key Statistics
1) Cash balances include cash and short-term securities.
Snapshot at September 30, 2014
LTM FCF:  $4.3 billion
LTM Capex:  $1.5 billion
Cash
(1)
:  $2.9 billion
Total Debt/LTM EBITDA: 0.9x
Total Debt/Book Capital: 41%
lyondellbasell.com
1,000
2,000
3,000
4,000
5,000
6,000
$7,000
2011 2012 2013 LTM Sept 2014
Capex Free Cash Flow
1,000
2,000
3,000
4,000
5,000
6,000
$7,000
2011 2012 2013 LTM Sep 2014
Interim Dividends Special Dividends Share Repurchases

0
15
30
45
60
Ethane Margin Naphtha Margin HDPE Margin Ethylene/HDPE Chain
Olefins & Polyolefins – Americas
Highlights and Business Drivers – 3Q’14
9
U.S. Olefins
•
Net sales and internal consumption
increased ~80 MM lbs.
•
Ethylene price higher by ~8¢/lb
•
Lower NGL costs
Polyethylene
•
Spread down ~7¢/lb
•
Volumes up ~9%
Polypropylene (includes Catalloy)
•
Spread relatively unchanged
•
Volumes up ~11%
Ethylene Chain Margins
(1)
EBITDA Performance vs. 2Q’14
Polypropylene Margins
(1)
($ in millions)
1) Source: Quarterly average industry data from third party consultants; 2) The direction of the arrows reflects our underlying business metrics.
(2)
3Q’13 2Q’14 3Q’14 Oct’14
(cents / lb)
(cents / lb)
200
400
600
800
1,000
$1,200
3Q'13 4Q'13 1Q'14 2Q'14 3Q'14
0.0
1.5
3.0
4.5
6.0
3Q'13 2Q'14 3Q'14 Oct'14
lyondellbasell.com
EBITDA Margin Volume

Olefins & Polyolefins – Europe, Asia, International
Highlights and Business Drivers – 3Q’14

EU Olefins
•
Higher naphtha margin
•
Advantaged feedstocks ~55%
•
Operating rate ~95%
Polyethylene
•
Margins up slightly
•
Volumes down ~5%
Polypropylene (includes Catalloy)
•
Margins up slightly
•
Volumes down ~3%
JV equity income – maintenance
European Ethylene Chain Margins
(1)
EBITDA Performance vs. 2Q’14
European Polypropylene Margins
(1)
(cents / lb) (cents / lb)
1) Source: Quarterly average data from third party consultants; 2) The direction of the arrows reflects our underlying business metrics.
($ in millions)
(2)
100
200
300
$400
3Q'13 4Q'13 1Q'14 2Q'14 3Q'14
(10)
5
20
35
50
3Q'13 2Q'14 3Q'14 Oct'14
Naphtha Margin HDPE Margin Ethylene/HDPE Chain
(4)
(2)
0
2
4
3Q'13 2Q'14 3Q'14 Oct'14
EBITDA Margin Volume
lyondellbasell.com

Intermediates & Derivatives
Highlights and Business Drivers – 3Q’14

EBITDA
Propylene Oxide and Derivatives
•
PO derivative margins higher
•
PO volume up
Intermediates
•
Styrene margins  down ~3¢/lb
•
Volume stable
Oxyfuels
•
Volumes down ~7%
EBITDA Margin Volume
Performance vs. 2Q’14
($ in millions)
EU MTBE Raw Material Margins (per Platts)
(1)
(cents / gallon)
P-Glycol Raw Material Margins (per Chemdata)
(1)
1) Data represents quarterly average; 2) The direction of the arrows reflects our underlying business metrics.
(2)
(cents / lb)
100
200
300
400
$500
3Q'13 4Q'13 1Q'14 2Q'14 3Q'14
0
20
40
60
3Q13 2Q14 3Q14 4Q14 E
0
40
80
120
160
3Q'13 2Q'14 3Q'14 Oct'14
lyondellbasell.com

Refining Highlights and Business Drivers – 3Q’14

Houston Refinery
•
Maya 2-1-1:  $24.35 per bbl, down
$2.66 from 2Q’14
•
Crude throughput: 264 MBPD
•
Cost of RINs flat
•
Scheduled hydrodesulfurization
maintenance during the quarter
EBITDA Performance vs. 2Q’14
EBITDA Margin Volume
($ in millions)
1) Light Louisiana Sweet (LLS) is the referenced light crude. Data represents quarterly average; 2) The direction of the arrows reflects our underlying business metrics.
Capacity = 268 MBPD
Refining Spreads (per Platts)
(1)
Refining Throughput
(2)
($ / bbl)
(MBPD)
lyondellbasell.com
50
100
150
$200
3Q'13 4Q'13 1Q'14 2Q'14 3Q'14
0
10
20
30
3Q'13 2Q'14 3Q'14 Oct'14
Lt-Hvy (LLS-Maya)
Lt-Gasoline (USGC RBOB - LLS) Lt-ULSD (USGC ULSD - LLS)
0
100

3Q'13 4Q'13 1Q'14 2Q'14 3Q'14

Third Quarter Summary and Outlook
13
U.S. industry conditions remain
favorable, but lower crude price and
seasonal factors expected to
negatively impact the fourth quarter
O&P Americas expected to benefit
from the La Porte expansion
We expect typical seasonal trends in
O&P EAI, Oxyfuel margins, and de-icer
volume
Refining expected to benefit from
Canadian crude
Third Quarter Summary Near-Term Outlook
Record earnings driven by record
O&P Americas results
O&P Americas re-started the La Porte
olefins plant early in the quarter and
completed the  ethylene expansion
project late in the quarter
Announced the development of two
new large growth projects
Additional Channelview expansion (adding
550MM lbs. of ethylene in 2017)
New Gulf Coast PO TBA plant (2019)
Financial strategy on track with ~12
million shares repurchased during
the quarter;  $1.6 billion in share
repurchases and dividends during
the quarter
lyondellbasell.com